SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 16, 2001
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                Date of Report (Date of earliest event reported)


                     UTG Communications International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       0-28579                 13-3695294
(State or Other Jurisdiction of       Commission File       (I.R.S. Employer
Incorporation or Organization)          Number              Identification No.)


LIMMATTALATRASSE 10, GEROLDSWIL, SWITZERLAND                          8954
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(Address of Principal Executive Offices)                           (Zip Code)


                                01141-1-749-3103
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               Registrant's telephone number, including area code




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          (Former Name or former Address, if Changed Since Last Report)








Item 4- Changes in Registrant's Certifying Accountant

(b)         Hiring of BDO International AG ("BDO")

                On August 13, 2001 the Audit Committee of the Board of Directors of UTG Communications International, Inc. recommended the engagement of BDO International AG as UTG Communications, Inc.'s independent public accountants for its fiscal year ending March 31, 2002. This decision was approved by the Board of Directors on the same date finalized between UTG Communications International, Inc. and BDO International AG on August 13, 2001. During UTG Communications International, Inc.'s two most recent fiscal years ended March 31, 2001, and interim period subsequent to March 31, 2001, UTG Communications International, Inc. has not consulted with BDO International AG on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement(as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with UTG Communications International, Inc.'s former auditor.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

(a)        None
(b)        None
(c)        None

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

August 16, 2001

                                        UTG Communications International, Inc.


                                        By /s/ Ueli Ernest
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                                        Name: Ueli Ernest
                                        Title:  President